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                                                                    EXHIBIT 23.3

                          INDEPENDENT AUDITOR'S CONSENT

                  We consent to the incorporation by reference in this Registration Statement of Tickets.com, Inc. on Form S-8 of our report dated May 15, 1997 for Bay Area Seating Service, Inc., appearing in Tickets.Com, Inc.'s Registration Statement No. 333-79709 on Form S-1, and to all references to us included in this registration statement.



BURR, PILGER & MAYER


San Francisco, California
November 30, 1999